UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
 ____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 19, 2022

FORMFACTOR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road
Livermore,	CA		94551
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FORM	Nasdaq Global Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Compensatory Arrangements of Certain Officers.

On July 19, 2022, the Compensation Committee of the Company’s Board of Directors (the “Committee”) approved a new form of Change of Control Severance Agreement for the Company’s executive officers (other than the Chief Executive Officer) and certain other officers and a new form of Change of Control and Severance Agreement for the Company’s CEO (together, the “New Change of Control Severance Agreements”). The terms of the New Change of Control Severance Agreements are substantially similar to the prior Change of Control Severance Agreements as described in the Company’s proxy statement, except that the New Change of Control Severance Agreements (a) provide for automatic renewal on each anniversary date unless terminated by the Company by notice given at least 90 days prior to the anniversary date and (b) provide that benefits under the agreement are triggered by an involuntary termination occurring within ninety (90) days prior to a change of control (as well as within 12 months after a change of control). In addition, the New Change of Control Severance Agreements include clarifying changes relating to the application of Section 409A of the Internal Revenue Code, as well as other minor language clarifications. The New Change of Control Severance Agreements once fully executed will supersede and replace any prior Change of Control Severance Agreements entered into between the Company and any officer.

A copy of the new form of Change of Control Severance Agreement for officers other than the CEO is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the new Change of Control Severance Agreement entered into between the Company and Shai Shahar, the Company’s Chief Financial Officer, is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition to the changes described above, the Change of Control and Severance Agreement for the CEO, which also provides for severance benefits outside of a change of control in the event the Company’s CEO is terminated without cause or resigns for good reason, was modified to provide that, in the event of such an involuntary termination or resignation for good reason, the CEO will receive his annual target bonus, rather than a pro-rated amount of the annual target bonus as was provided under the prior agreement. Other severance benefits to be received by the CEO outside of a change of control are unchanged and are as described in the Company’s proxy statement.

A copy of the new Change of Control and Severance Agreement entered into between the Company and Mike Slessor, the Company’s CEO, is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	July 25, 2022	By:	/s/ CHRISTY ROBERTSON
			Name:	Christy Robertson
			Title:	Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Form of Change of Control Severance Agreement
10.2	Change of Control Severance Agreement dated July 20, 2022 by and between Shai Shahar and FormFactor, Inc.
10.3	Change of Control Severance Agreement dated July 20, 2022 by and between Mike Slessor and FormFactor, Inc.